Exhibit 10.6

FIRST AMENDMENT

TO CREDIT AND GUARANTY AGREEMENT

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “First Amendment”), dated as of April 24, 2024, is by and among Peak Exploration & Production, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors (collectively, the “Guarantors” and each, a “Guarantor”), the Lenders party hereto constituting all Lenders under the Existing Credit Agreement, and Fortress Credit Corp., as administrative agent (in such capacity, the “Administrative Agent”), pursuant to the Existing Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as Lenders. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Amended Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the Guarantors have entered into financing arrangements pursuant to which the Lenders have agreed to extend certain credit facilities to the Borrower as set forth in the Credit and Guaranty Agreement, dated as of January 31, 2023, by and among the Administrative Agent, the Lenders party thereto, the Borrower and the Guarantors (as amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this First Amendment, the “Existing Credit Agreement”; as amended by this First Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”) and have agreed to amend the Existing Credit Agreement pursuant to the terms and conditions of this First Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 2 below, the Existing Credit Agreement is hereby amended as follows:

(a) The following defined term shall be added in the correct alphabetical order to Section 1.01 of the Existing Credit Agreement:

““Payment Date” has the meaning assigned to such term in Section 2.06(e).”

(b) The definition of “Current Liabilities” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Current Liabilities” means, as at any date of determination, without duplication, the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Borrower and its Subsidiaries on such date, but excluding, without duplication, (a) all non-cash obligations under FASB Accounting Standards Codification 815, (b) the current portion of (i) the principal amount of any Loans, and accruals of interest thereon (excluding interest which is past-due and remains unpaid), (ii) liabilities constituting Swap Obligations, and (iii) long-term ad valorem taxes, (c) any non-cash liabilities recorded in connection with stock-based or similar incentive-based compensation awards or arrangements, and (d) liabilities to the extent resulting from non-cash losses or charges required under FASB Accounting Standards Codification 410.”

(c) The definition of “Interest Payment Date” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Interest Payment Date” means for each Interest Period (a)(i) ending on or before March 31, 2024, the last day of such Interest Period and (ii) ending after March 31, 2024, the Payment Date immediately succeeding such Interest Period, and/or (b) the Maturity Date.”

(d) Section 2.06(e) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(e) Borrower shall repay in cash to the Administrative Agent for the ratable account of each Lender, commencing with the Fiscal Quarter ending (i) September 30, 2023 up to and including the Fiscal Quarter ending March 31, 2024, on the last Business Day of each such Fiscal Quarter, and (ii) June 30, 2024 and thereafter, on the first Business Day of each immediately succeeding Fiscal Quarter (each such date, a “Payment Date”), in each case, an aggregate principal amount equal to 2.50% of the aggregate principal amount of the Term Loan outstanding on the Effective Date. Each payment of Loans pursuant to Section 2.06(e) shall be accompanied by accrued and unpaid interest with respect thereto and other amounts pursuant to Section 2.09 and Section 2.13, if any.”

2. Representations and Warranties. The Borrower represents and warrants with and to the Administrative Agent and the Lenders as follows:

(a) no Default or Event of Default exists or has occurred and is continuing or would result from the First Amendment Effective Date (as defined below);

(b) this First Amendment and each other agreement to be executed and delivered by the Borrower and Guarantors in connection herewith (collectively, together with this First Amendment, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate action on the part of the Borrower and each Guarantor and, if necessary, its equity holders and is in full force and effect as of the date hereof and the agreements and obligations of the Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, other debtor relief laws, laws relating to or affecting generally the enforcement of creditors’ rights and applicable equitable principles, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(c) the execution, delivery and performance of each Amendment Document (i) are all within the Borrower’s and each Guarantor’s limited liability company or corporate powers (as applicable) and (ii) are not in contravention of (A) any applicable material Requirement of Law, (B) the terms of the Organizational Documents of the Borrower or any Guarantor, or (C) any material contractual obligation binding on or otherwise affecting the Borrower or any Guarantor or any of its properties; and

(d) the representations and warranties set forth in the Loan Documents (as amended hereby) are true and correct in all material respects as of the First Amendment Effective Date (without duplication of any materiality qualifiers) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date).

3. Conditions Precedent. This First Amendment shall become effective on the date on which each of the following conditions precedent is satisfied in a manner satisfactory to the Lenders (the “First Amendment Effective Date”):

(a) the Administrative Agent and the Lenders shall have received:

(i) counterparts of this First Amendment, duly authorized, executed and delivered by the Borrower, the Guarantors, the Lenders party hereto and the Administrative Agent;

(ii) a counterpart of the Consent and Reaffirmation attached hereto as Annex A (the “Consent and Reaffirmation”) from each Credit Party;

(b) the Lenders shall be satisfied that:

(i) there shall be no pending litigation seeking to enjoin or prevent the execution of the Amendment Documents or the consummation of the transactions contemplated thereby;

(ii) no Material Adverse Effect shall have occurred;

(iii) no Default or Event of Default exists or has occurred and is continuing or would result immediately after giving effect to this First Amendment; and

(c) the Borrower shall have paid on or before the First Amendment Effective Date, all interest, fees, costs and expenses then payable to the Administrative Agent or the Lenders (including but not limited to, all reasonable and documented out-of-pocket legal expenses).

Without limiting the generality of the provisions of Article IX of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this First Amendment shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required hereunder to be consented to or approved by or reasonably acceptable or reasonably satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify the Borrower of the effectiveness hereof and such notice shall be conclusive and binding.

4. Effect of this First Amendment. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other provisions contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances after the date hereof. This First Amendment is hereby designated as a Loan Document by the Borrower.

5. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The indemnification, jurisdiction, venue and waiver of right to trial by jury provisions in Sections 10.03, 10.09 and 10.10 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

6. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7. Entire Agreement. This First Amendment and the Amended Credit Agreement represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

8. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this First Amendment.

9. Release. Each of the Credit Parties, on behalf of itself and each of its Subsidiaries and its or their successors, assigns, and agents (collectively, the “Releasing Parties”), in consideration of the Administrative Agent’s and the Lenders’ execution and delivery of this First Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, hereby expressly forever releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims (including, without limitation, cross-claims, counterclaims, and rights of setoff and recoupment), rights, causes of action (whether direct or derivative in nature), demands, suits, costs, expenses, and damages or defense, of any nature, description, or kind whatsoever, whether arising in contract, in tort, in law, in equity or otherwise, based in whole or in part on facts or otherwise, whether known, unknown or subsequently discovered, fixed or contingent, direct or indirect, joint and/or several, secured or unsecured, due or not due, liquidated or unliquidated, asserted or unasserted, or foreseen or unforeseen, which any of the Releasing Parties might otherwise have or may have against the Administrative Agent, the Lenders, or each of the foregoing’s respective past, present, or future affiliates, agents, principals, managers, managing members, members, stockholders, controlling persons (within the meaning of the United States federal securities or bankruptcy laws), directors, officers, employees, attorneys, consultants, advisors, trusts, trustors, beneficiaries, heirs, executors, administrators or other representatives (collectively, the “Releasees”), in each case on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, judgment, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date of this First Amendment relating to the Loan Documents or this First Amendment and/or the transactions contemplated thereby or hereby, including any actual or alleged performance or non-performance of any of the Releasees (any of the foregoing, a “Claim” and collectively, the “Claims”). Each of the Releasing Parties hereby expressly acknowledges and agrees that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims, and that with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 9. Furthermore, each of the Releasing Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 9. In entering into this First Amendment, each Credit Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth in this Section 9 does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof. Notwithstanding anything to the contrary, the provisions of this paragraph, including the foregoing release, covenant and waivers, shall survive and remain in full force and effect regardless of the consummation or non-consummation of transactions contemplated hereby, the repayment or prepayment of any of the Loans or Obligations, or the termination of the Existing Credit Agreement, this First Amendment, any other Loan Document or any provision hereof or thereof.

10. Counterparts. This First Amendment, any documents executed in connection herewith and any notices delivered under this First Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this First Amendment or on any notice delivered to the Administrative Agent under this First Amendment. This First Amendment and any notices delivered under this First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this First Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this First Amendment or notice.

11. Loan Document; Lender. This First Amendment shall be considered to be a “Loan Document” for all purposes under the Amended Credit Agreement and the other Loan Documents. In executing and delivering this First Amendment, the Lenders and the Administrative Agent shall be entitled to all of their rights, benefits, immunities and indemnities set forth in the Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:

PEAK EXPLORATION & PRODUCTION, LLC

By:	/s/ Jack E. Vaughn
Name:	Jack E. Vaughn
Title:	Chairman of the Board and Chief Executive Officer

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GUARANTORS:

PEAK ENERGY OPERATING #2, LLC

By:	/s/ Jack E. Vaughn
Name:	Jack E. Vaughn
Title:	Manager

PEAK POWDER RIVER RESOURCES, LLC

By:	/s/ Jack E. Vaughn
Name:	Jack E. Vaughn
Title:	Manager

WILLOW SPRINGS DEVELOPMENT
COMPANY L.L.C.

By:	/s/ Jack E. Vaughn
Name:	Jack E. Vaughn
Title:	Manager

PEAK EXPLORATION & PRODUCTION, INC.

By:	/s/ Jack E. Vaughn
Name:	Jack E. Vaughn
Title:	Chief Executive Officer

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FORTRESS CREDIT CORP., as Administrative Agent

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

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FORTRESS CREDIT OPPORTUNITIES IX
CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XI
CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XIX
CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

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FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XXI CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XXIII CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

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FORTRESS CREDIT OPPORTUNITIES VIII CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

FLF III HOLDINGS FINANCE L.P., as a Lender

By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

FLF III-IV MA-CRPTF HOLDINGS FINANCE, L.P., as a Lender

By: FLF III-IV MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

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FLF III AB HOLDINGS FINANCE L.P., as a Lender

By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

FLF III GMS HOLDINGS FINANCE L.P., as a Lender

By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

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CARGILL, INCORPORATED, as a Lender

By:	/s/ Adam Blumhardt
Name:	Adam Blumhardt
Title:	Authorized Signatory

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Annex A

to

First Amendment to Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of (a) a copy of the First Amendment to Credit and Guaranty Agreement dated as of April 24, 2024 (the “First Amendment”) among Peak Exploration & Production, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors (collectively, the “Guarantors” and each, a “Guarantor”), the Lenders party thereto, and Fortress Credit Corp., as administrative agent (in such capacity, the “Administrative Agent”) and (b) the Existing Credit Agreement as defined in the First Amendment, (ii) consents to the First Amendment and each of the covenants, representations and warranties, amendments and other transactions referenced therein, (iii) expressly reaffirms its obligations under each Loan Document to which it is a party and expressly reaffirms, as of the date hereof, its guaranty of the Obligations and grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents, (iv) agrees that all references in any such other Loan Document to the “Credit Agreement” shall mean and be a reference to the Existing Credit Agreement as amended by the First Amendment. Each Guarantor hereby represents and warrants that (x) neither the modification of the Existing Credit Agreement effected pursuant to the First Amendment, nor the execution, delivery, performance or effectiveness of the First Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and all such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (y) each of the representations and warranties applicable to such Guarantor pursuant to Section 2 of the First Amendment and each other Loan Document to which it is a party is true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or materiality qualifier, in which case such representations and warranties shall be true and correct in all respects) (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date).

Although the Guarantors have been informed of the matters set forth herein and have acknowledged and consented to the same, each Guarantor understands that neither the Administrative Agent nor any Lender has any obligation to inform the Guarantors of such matters in the future or to seek any Guarantor’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.

This Consent and Reaffirmation shall be a Loan Document for all purposes.

THIS CONSENT AND REAFFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The indemnification, jurisdiction, venue and waiver of right to trial by jury provisions in Sections 10.03, 10.09 and 10.10 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Existing Credit Agreement, as amended by the First Amendment.

Dated as of April 24, 2024.

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Executed as of the date indicated above.

PEAK EXPLORATION & PRODUCTION, LLC

By:
Name:
Title:

PEAK ENERGY OPERATING #2, LLC

By:
Name:
Title:

PEAK POWDER RIVER RESOURCES, LLC

By:
Name:
Title:

WILLOW SPRINGS DEVELOPMENT COMPANY L.L.C.

By:
Name:
Title:

PEAK EXPLORATION & PRODUCTION, INC.

By:
Name:
Title:

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